Exhibit 10.51

COBALT FUNDING SOLUTIONS

Tel: (202) 733-4200

STANDARD MERCHANT CASH ADVANCE AGREEMENT

This is an Agreement dated 11/02/2022 by and between Cobalt Funding Solutions("CFS") and each merchant listed below (the "Merchant").

Merchant's Legal Name:	All Merchants Listed in "Merchant List" Addendum
D/B/A:	See Addendum "Merchant List"
Fed ID #:	See Addendum "Merchant List"
Type of Entity:	See Addendum "Merchant List"
Business Address:	See Addendum "Merchant List"
Contact Address:	7823 Desmond Avenue, Melbourne, FL 32940
Email Address:	robert@konagoldhemp.com
Phone Number:	

Purchase Price *This is the amount being paid to Merchant(s) for the Receivables Purchased Amount (defined below).*	$175,000.00
Receivables Purchased Amount *This is the amount of Receivables (defined in Section 1 below) being sold.*	$241,500.00
Specified Percentage *This is the percentage of Receivables (defined below) to be delivered until the Receivables Purchased Amount is paid in full.*	15%
Net Funds Provided *This is the net amount being paid to or on behalf of Merchant(s) after deduction of applicable fees listed in Section 2 below.*	$168,000.00
Initial Estimated Payment *This is only applicable if an Addendum for Estimated Payments is being signed. This is the initial amount of periodic payments collected from Merchant(s) as an approximation of no more than the Specified Percentage of the Receivables and is subject to reconciliation as set forth in Section 4 below.*	$1,725.00 per day

TERMS AND CONDITIONS

1. Sale of Future Receipts. Merchant(s) hereby sell, assign, and transfer to CFS (making CFS the absolute owner) in consideration of the funds provided ("Purchase Price") specified above, all of each Merchant's future accounts, contract rights, and other obligations arising from or relating to the payment of monies from each Merchant's customers and/or other third party payors (the "Receivables", defined as all payments made by cash, check, credit or debit card, electronic transfer, or other form of monetary payment in the ordinary course of each merchant's business), for the payment of each Merchant's sale of goods or services until the amount specified above (the "Receivables Purchased Amount") has been delivered by Merchant(s) to CFS. Each Merchant hereby acknowledges that until the Receivables Purchased Amount has been received in full by CFS, each Merchant's Receivables, up to the balance of the Receivables Purchased Amount, are the property of CFS and not the property of any Merchant. Each Merchant agrees that it is a fiduciary for CFS and that each Merchant will hold Receivables in trust for CFS in its capacity as a fiduciary for CFS.

The Receivables Purchased Amount shall be paid to CFS by each Merchant irrevocably authorizing only one depositing account acceptable to CFS (the "Account") to remit the percentage specified above (the "Specified Percentage") of each Merchant's settlement amounts due from each transaction, until such time as CFS receives payment in full of the Receivables Purchased Amount. Each Merchant hereby authorizes CFS to ACH debit the specified remittances from the Account on a daily basis as of the next business day after the date of this Agreement and will provide CFS with all required access codes and monthly

STANDARD MERCHANT CASH ADVANCE AGREEMENT

bank statements. Each Merchant understands that it will be held responsible for any fees resulting from a rejected ACH attempt or an Event of Default (see Section 2). CFS is not responsible for any overdrafts or rejected transactions that may result from CFS’s ACH debiting the Specified Percentage amounts under the terms of this Agreement.

2.   Additional Fees. In addition to the Receivables Purchased Amount, each Merchant will be held responsible to CFS for the following fees, where applicable:

A. Origination Fee - $7,000.00 to cover underwriting and the ACH debit program, as well as related expenses. This will be deducted from payment of the Purchase Price.

B. Wire Fee - Merchant(s) shall receive funding electronically to the Account and will be charged $50.00 for a Fed Wire or $0.00 for a bank ACH. This will be deducted from payment of the Purchase Price.

C. Blocked Account/Default - $2,500.00 - If CFS considers an Event of Default to have taken place under Section 34.

D. Stacking Fee –25% of the then remaining outstanding purchased receivables- If CFS considers the Stacking provision detailed in Section 30 to have been violated.

E. UCC Fee - $195.00 – to cover CFS filing a UCC-1 financing statement to secure its interest in the Receivables Purchased Amount. A $195.00 UCC termination fee will be charged if a UCC filing is terminated.

F. Court costs, arbitration fees, collection agency fees, attorney fees, expert fees, and any other expenses incurred in litigation, arbitration, or the enforcement of any of CFS’s legal or contractual rights against each Merchant and/or each Guarantor, if required, as explained in other Sections of this Agreement.

3.  Cap on Collection of the Receivables Purchased Amount. The amount that CFS will collect from Merchant(s) towards the Receivables Purchased Amount during any specific day will be capped at $1,725.00 (the “Cap”). If the Specified Percentage of all Receivables for a specific day is less than the Cap, then in addition to the Specified Percentage of Receivables for that day, CFS will be permitted to collect any Receivables it did not previously collect due to the Cap such that the total amount collected during that day does not exceed the Cap. The Cap is not applicable to make up for a business day on which CFS is closed and does not ACH debit the Account, to subsequent attempts to collect a rejected or blocked ACH payment, or for the collection of any of the fees listed in Section 2 or if any Event of Default listed in Section 34 is considered by CFS to have taken place.

4.  Reconciliations. Any Merchant may give written notice to CFS requesting that CFS conduct a reconciliation in order to ensure that the amount that CFS has collected equals the Specified Percentage of Merchant(s)’s Receivables under this Agreement. Any Merchant may give written notice requesting a reconciliation. A reconciliation may also be requested by e-mail to support@cobaltfunding.com and such notice will be deemed to have been received if and when CFS sends a reply e-mail (but not a read receipt). If such reconciliation determines that CFS collected more than it was entitled to, then CFS will credit to the Account all amounts to which CFS was not entitled within seven days thereafter. If such reconciliation determines that CFS collected less than it was entitled to, then CFS will debit from the Account all additional amounts to which CFS was entitled within seven days thereafter. In order to effectuate this reconciliation, any Merchant must produce with its request the login and password for the Account and any and all bank statements and merchant statements covering the period from the date of this Agreement through the date of the request for a reconciliation. CFS will complete each such reconciliation within two business days after receipt of a written request for one accompanied by the information and documents required for it. Nothing herein limits the amount of times that such a reconciliation may be requested.

5.  Prepayments. Although there is no obligation to do so, any Merchant may prepay any amount towards the Receivables Purchased Amount. There will be no penalty for any prepayment made by any Merchant. Any Merchant may elect to terminate this Agreement by prepaying CFS the amount of the balance of the Receivables Purchased Amount at that time.

6.  Merchant Deposit Agreement. Merchant(s) shall appoint a bank acceptable to CFS, to obtain electronic fund transfer services and/or “ACH” payments. Merchant(s) shall provide CFS and/or its authorized agent with all of the information, authorizations, and passwords necessary to verify each Merchant’s Receivables. Merchant(s) shall authorize CFS and/or its agent(s) to deduct the amounts owed to CFS for the Receivables as specified herein from settlement amounts which would otherwise be due to each Merchant and to pay such amounts to CFS by permitting CFS to withdraw the Specified Percentage by ACH debiting of the account. The authorization shall be irrevocable absent CFS’s written consent.

I have read and agree to the terms and conditions set forth above:

Name:	ROBERT ALLAN CLARK II	Name:
Title:	Owner	Title:
Date:	11/02/2022	Date:	11/02/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

7.  Term of Agreement. The term of this Agreement is indefinite and shall continue until CFS receives the full Receivables Purchased Amount, or earlier if terminated pursuant to any provision of this Agreement. The provisions of Sections 4, 6, 7, 8, 10, 11, 13, 14, 15, 17, 18, 19, 22, 23, 28, 31, 32, 33, 34, 35, 37, 38, 39, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49, 50, 51, 52, 53, 54, 55, 56, 57, and 58 shall survive any termination of this Agreement.

8.  Ordinary Course of Business. Each Merchant acknowledges that it is entering into this Agreement in the ordinary course of its business and that the payments to be made from each Merchant to CFS under this Agreement are being made in the ordinary course of each Merchant’s business.

9.  Financial Condition. Each Merchant and each Guarantor (Guarantor being defined as each signatory to the Guarantee of this Agreement) authorizes CFS and its agent(s) to investigate each Merchant’s financial responsibility and history, and will provide to CFS any bank or financial statements, tax returns, and other documents and records, as CFS deems necessary prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. CFS is authorized to update such information and financial profiles from time to time as it deems appropriate.

10.  Monitoring, Recording, and Electronic Communications. CFS may choose to monitor and/or record telephone calls with any Merchant and its owners, employees, and agents. By signing this Agreement, each Merchant agrees that any call between CFS and any Merchant or its representatives may be monitored and/or recorded. Each Merchant and each Guarantor grants access for CFS to enter any Merchant’s premises and to observe any Merchant’s premises without any prior notice to any Merchant at any time after execution of this Agreement.

CFS may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Merchant(s), Owner(s) (Owner being defined as each person who signs this Agreement on behalf of a Merchant), and Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Merchant, each Owner, and each Guarantor gives CFS permission to call or send a text message to any telephone number given to CFS in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Merchant, each Owner, and each Guarantor also gives CFS permission to communicate such information to them by e-mail. Each Merchant, each Owner, and each Guarantor agree that CFS will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Merchant, each Owner, and each Guarantor acknowledge that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that CFS has no liability for any such charges.

11.  Accuracy of Information Furnished by Merchant and Investigation Thereof. To the extent set forth herein, each of the parties is obligated upon his, her, or its execution of the Agreement to all terms of the Agreement. Each Merchant and each Owner signing this Agreement represent that he or she is authorized to sign this Agreement for each Merchant, legally binding said Merchant to its obligations under this Agreement and that the information provided herein and in all of CFS’s documents, forms, and recorded interview(s) is true, accurate, and complete in all respects. CFS may produce a monthly statement reflecting the delivery of the Specified Percentage of Receivables from Merchant(s) to CFS. An investigative report may be made in connection with the Agreement. Each Merchant and each Owner signing this Agreement authorize CFS, its agents and representatives, and any credit- reporting agency engaged by CFS, to (i) investigate any references given or any other statements obtained from or about each Merchant or any of its Owners for the purpose of this Agreement, and (ii) pull credit report at any time now or for so long as any Merchant and/or Owners(s) continue to have any obligation to CFS under this Agreement or for CFS’s ability to determine any Merchant’s eligibility to enter into any future agreement with CFS. Any misrepresentation made by any Merchant or Owner in connection with this Agreement may constitute a separate claim for fraud or intentional misrepresentation.

12.  Transactional History. Each Merchant authorizes its bank to provide CFS with its banking and/or credit card processing history.

13.  Indemnification. Each Merchant and each Guarantor jointly and severally indemnify and hold harmless each Merchant’s credit card and check processors (collectively, “Processor”) and Processor’s officers, directors, and shareholders against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by Processor resulting from (a) claims asserted by CFS for monies owed to CFS from any Merchant and (b) actions taken by any Processor in reliance upon information or instructions provided by CFS.

I have read and agree to the terms and conditions set forth above:

Name:	ROBERT ALLAN CLARK II	Name:
Title:	Owner	Title:
Date:	11/02/2022	Date:	11/02/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

14.  No Liability. In no event will CFS be liable for any claims asserted by any Merchant under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect, or consequential damages, each of which is waived by each Merchant and each Guarantor.

15.  Sale of Receivables. Each Merchant and CFS agree that the Purchase Price under this Agreement is in exchange for the Receivables Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from CFS to any Merchant. CFS is entering into this Agreement knowing the risks that each Merchant’s business may decline or fail, resulting in CFS not receiving the Receivables Purchased Amount. Each Merchant agrees that the Purchase Price in exchange for the Receivables pursuant to this Agreement equals the fair market value of such Receivables. CFS has purchased and shall own all the Receivables described in this Agreement up to the full Receivables Purchased Amount as the Receivables are created. Payments made to CFS in respect to the full amount of the Receivables shall be conditioned upon each Merchant’s sale of products and services and the payment therefor by each Merchant’s customers in the manner provided in this Agreement. Although certain jurisdictions require the disclosure of an Annual Percentage Rate or APR in connection with this Agreement, those disclosures do not change the fact that the transaction encompassed by this Agreement is not a loan and does not have an interest rate.

16.  Power of Attorney. Each Merchant irrevocably appoints CFS as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to CFS, or, if CFS considers an Event of Default to have taken place under Section 34, to settle all obligations due to CFS from each Merchant, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral (which is defined in Section 33); (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents, or chattel paper in connection with clause

(i) or clause (ii) above; (iv) to sign each Merchant’s name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to CFS; and (v) to file any claims or take any action or institute any proceeding which CFS may deem necessary for the collection of any of the unpaid Receivables Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Receivables Purchased Amount.

17.  Protections Against Default. The following Protections 1 through 7 may be invoked by CFS, immediately and without notice to any Merchant in the event:

(a) Any Merchant takes any action to discourage the use of methods of payment ordinarily and customarily used by its customers or permits any event to occur that could have an adverse effect on the use, acceptance, or authorization of checks and credit cards for the purchase of any Merchant’s services and products;

(b) Any Merchant changes its arrangements with any Processor in any way that is adverse to CFS;

(c) Any Merchant changes any Processor through which the Receivables are settled to another electronic check and/or credit card processor or permits any event to occur that could cause diversion of any Merchant’s check and/or credit card transactions to another such processor;

(d) Any Merchant interrupts the operation of its business (other than adverse weather, natural disasters, or acts of God) or transfers, moves, sells, disposes, or otherwise conveys its business or assets without (i) the express prior written consent of CFS and

(ii) the written agreement of any purchaser or transferee to the assumption of all of any Merchant’s obligations under this Agreement pursuant to documentation satisfactory to CFS; or

(e) Any Merchant takes any action, fails to take any action, or offers any incentive—economic or otherwise—the result of which will be to induce any customer or customers to pay for any Merchant’s goods or services with any means other than checks and/or credit cards that are settled through Processor. These protections are in addition to any other remedies available to CFS at law, in equity, or otherwise available pursuant to this Agreement.

(f) CFS considers any Event of Default listed in Section 34 to have taken place.

Protection 1: The full uncollected Receivables Purchased Amount plus all fees due under this Agreement may become due and payable in full immediately.

Protection 2. CFS may enforce the provisions of the Guarantee against Guarantor.

Protection 3. CFS may enforce its security interest in the Collateral identified in Section 33.

Protection 4. CFS may proceed to protect and enforce its rights and remedies by litigation or arbitration.

Protection 5. If requested by CFS, Merchant shall deliver to CFS an executed assignment of lease of each Merchant’s premises in favor of CFS. Upon breach of any provision in this Section 17, CFS may exercise its rights under such assignment of lease.

I have read and agree to the terms and conditions set forth above:

Name:	ROBERT ALLAN CLARK II	Name:
Title:	Owner	Title:
Date:	11/02/2022	Date:	11/02/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

Protection 6. CFS may debit any Merchant’s depository accounts wherever situated by means of ACH debit or electronic or facsimile signature on a computer-generated check drawn on any Merchant’s bank account or otherwise, in an amount consistent with the terms of this Agreement.

Protection 7. CFS may modify the payment frequency of any weekly debit so long as the weekly aggregate does not exceed the Initial Estimated Payment detailed above.

Protection 8. CFS will have the right, without waiving any of its rights and remedies and without notice to any Merchant and/or Guarantor, to notify each Merchant’s credit card and/or check processor of the sale of Receivables hereunder and to direct such credit card processor to make payment to CFS of all or any portion of the amounts received by such credit card processor on behalf of each Merchant. Each Merchant hereby grants to CFS an irrevocable power-of-attorney, which power-of-attorney will be coupled with an interest, and hereby appoints CFS and its representatives as each Merchant’s attorney-in-fact to take any and all action necessary to direct such new or additional credit card and/or check processor to make payment to CFS as contemplated by this Section.

18.  Protection of Information. Each Merchant and each person signing this Agreement on behalf of each Merchant and/or as Owner, in respect of himself or herself personally, authorizes CFS to disclose information concerning each Merchant, Owner and/or Guarantor’s credit standing and business conduct to agents, affiliates, subsidiaries, and credit reporting bureaus. Each Merchant, Guarantor, and Owner hereby waives to the maximum extent permitted by law any claim for damages against CFS or any of its affiliates relating to any (i) investigation undertaken by or on behalf of CFS as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

19.  Confidentiality. Each Merchant understands and agrees that the terms and conditions of the products and services offered by CFS, including this Agreement and any other CFS documents (collectively, “Confidential Information”) are proprietary and confidential information of CFS. Accordingly, unless disclosure is required by law or court order, Merchant(s) shall not disclose Confidential Information of CFS to any person other than an attorney, accountant, financial advisor, or employee of any Merchant who needs to know such information for the purpose of advising any Merchant (“Advisor”), provided such Advisor uses such information solely for the purpose of advising any Merchant and first agrees in writing to be bound by the terms of this Section 19.

20.  D/B/As. Each Merchant hereby acknowledges and agrees that CFS may be using “doing business as” or “d/b/a” names in connection with various matters relating to the transaction between CFS and each Merchant, including the filing of UCC-1 financing statements and other notices or filings.

21.  Financial Condition and Financial Information. Each Merchant represents, warrants, and covenants that its bank and financial statements, copies of which have been furnished to CFS, and future statements which will be furnished hereafter at the request of CFS, fairly represent the financial condition of each Merchant at such dates, and that since those dates there have been no material adverse changes, financial or otherwise, in such condition, operation, or ownership of any Merchant. Each Merchant has a continuing affirmative obligation to advise CFS of any material adverse change in its financial condition, operation, or ownership.

22.  Governmental Approvals. Each Merchant represents, warrants, and covenants that it is in compliance and shall comply with all laws and has valid permits, authorizations, and licenses to own, operate, and lease its properties and to conduct the business in which it is presently engaged.

23.  Authorization. Each Merchant represents, warrants, and covenants that it and each person signing this Agreement on behalf of each Merchant has full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

24.  Insurance. Each Merchant represents, warrants, and covenants that it will maintain business-interruption insurance naming CFS as loss payee and additional insured in amounts and against risks as are satisfactory to CFS and shall provide CFS proof of such insurance upon request.

25.  Electronic Check Processing Agreement. Each Merchant represents, warrants, and covenants that it will not, without CFS’s prior written consent, change its Processor, add terminals, change its financial institution or bank account, or take any other action that could have any adverse effect upon any Merchant’s obligations under this Agreement.

I have read and agree to the terms and conditions set forth above:

Name:	ROBERT ALLAN CLARK II	Name:
Title:	Owner	Title:
Date:	11/02/2022	Date:	11/02/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

26.  Change of Name or Location. Each Merchant represents, warrants, and covenants that it will not conduct its business under any name other than as disclosed to CFS or change any place(s) of its business without prior written consent from CFS.

27.  Estoppel Certificate. Each Merchant represents, warrants, and covenants that it will, at any time, and from time to time, upon at least two day’s prior notice from CFS to that Merchant, execute, acknowledge, and deliver to CFS and/or to any other person or entity specified by CFS, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Receivables Purchased Amount or any portion thereof have been paid.

28.  No Bankruptcy. Each Merchant represents, warrants, and covenants that as of the date of this Agreement, it does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against any Merchant. Each Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it. Each Merchant further warrants that there will be no statutory presumption that it would have been insolvent on the date of this Agreement.

29.  Unencumbered Receivables. Each Merchant represents, warrants, and covenants that it has good, complete, and marketable title to all Receivables, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges, and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with this Agreement or adverse to the interests of CFS, other than any for which CFS has actual or constructive knowledge as of the date of this Agreement.

30.  Stacking. Each Merchant represents, warrants, and covenants that it will not enter into with any party other than CFS any arrangement, agreement, or commitment that relates to or involves the Receivables, whether in the form of a purchase of, a loan against, collateral against, or the sale or purchase of credits against Receivables without the prior written consent of CFS.

31.  Business Purpose. Each Merchant represents, warrants, and covenants that it is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and each Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family, or household purposes.

32.  Default Under Other Contracts. Each Merchant represents, warrants, and covenants that its execution of and/or performance under this Agreement will not cause or create an event of default by any Merchant under any contract with another person or entity.

33.  Security Interest. To secure each Merchant’s payment and performance obligations to CFS under this Agreement and any future agreement with CFS, each Merchant hereby grants to CFS a security interest in collateral (the “Collateral”), that is defined as collectively: (a) all accounts, including without limitation, all deposit accounts, accounts-receivable, and other receivables, chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are defined by Article 9 of the Uniform Commercial Code (the “UCC”), now or hereafter owned or acquired by any Merchant; and (b) all proceeds, as that term is defined by Article 9 of the UCC. The parties acknowledge and agree that any security interest granted to CFS under any other agreement between any Merchant or Guarantor and CFS (the “Cross-Collateral”) will secure the obligations hereunder and under this Agreement. Negative Pledge: Each Merchant agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral or the Cross-Collateral, as applicable.

Each Merchant agrees to execute any documents or take any action in connection with this Agreement as CFS deems necessary to perfect or maintain CFS’s first priority security interest in the Collateral and the Cross-Collateral, including the execution of any account control agreements. Each Merchant hereby authorizes CFS to file any financing statements deemed necessary by CFS to perfect or maintain CFS’s security interest, which financing statements may contain notification that each Merchant has granted a negative pledge to CFS with respect to the Collateral and the Cross-Collateral, and that any subsequent lienor may be tortiously interfering with CFS’s rights. Each Merchant shall be liable for and CFS may charge and collect all costs and expenses, including but not limited to attorney fees, which may be incurred by CFS in protecting, preserving, and enforcing CFS’s security interest and rights. Each Merchant further acknowledges that CFS may use another legal name and/or D/B/A or an agent when designating the Secured Party when CFS files the above-referenced financing statement(s).

34.  Events of Default. An “Event of Default” may be considered to have taken place if any of the following occur:

I have read and agree to the terms and conditions set forth above:

Name:	ROBERT ALLAN CLARK II	Name:
Title:	Owner	Title:
Date:	11/02/2022	Date:	11/02/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

(1) Any Merchant violates any term or covenant in this Agreement;

(2) Any representation or warranty by any Merchant in any Agreement with CFS that has not been terminated proves to have been incorrect, false, or misleading in any material respect when made;

(3) Any Merchant fails to provide CFS with written notice of any material change in its financial condition, operation, or ownership within seven days thereafter (unless a different notice period is specifically provided for elsewhere in this Agreement;

(4) the sending of notice of termination by any Merchant or Guarantor;

(5) Any Merchant transports, moves, interrupts, suspends, dissolves, or terminates its business without the prior written consent of CFS other than a bankruptcy filing;

(6) Any Merchant transfers or sells all or substantially all of its assets without the prior written consent of CFS;

(7) Any Merchant makes or sends notice of any intended bulk sale or transfer by any Merchant without the prior written consent of CFS;

(8) Any Merchant uses multiple depository accounts without the prior written consent of CFS;

(9) Any Merchant changes the Account without the prior written consent of CFS;

(10) CFS is not provided with updated login or password information for the Account within one business day after any such change is made by any Merchant;

(11) Any Merchant fails to send bank statements, merchant account statements, or bank login information for the Account within two business days after a written request for same is made by CFS;

(12) Any Merchant changes any Processor or adds terminals without the prior written consent of CFS;

(13) Any Merchant performs any act that reduces the value of any Collateral granted under this Agreement;

(14) Any Merchant fails to deposit its Receivables into the Account;

(15) Any Merchant causes any ACH debit to the Account by CFS to be blocked or stopped;

(16) Any Merchant who pursuant to the Agreement contracts to make payments to CFS via wire transfer and fails to make two such wire transfer payments;

(17) Either two consecutive or four total ACH debits to the Account by CFS are returned for not sufficient funds (NSF) without advance written notice from any Merchant;

(18) Any Merchant whose payment structure involves weekly payments has any such weekly debit to the Account by CFS returned for not sufficient funds;

(19) Merchant Violates the Stacking provision detailed in Section 30;

(20) Any Merchant prevents CFS from collecting any part of the Receivables Purchased Amount;

(21) Any Merchant causes any ACH debit to the Account to be stopped that would result in an ACH Return Code of R08 or R10 and that Merchant does not within two business days thereafter provide CFS with written notice thereof explaining why that Merchant caused the ACH debit to be stopped, which notice may be given by e-mail to support@cobaltfunding.com; or

(22) Any Merchant defaults under any of the terms, covenants, and conditions of any other agreement with CFS.

35.  Remedies. In case any Event of Default occurs and is not waived, CFS may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement, or other provision contained herein, or to enforce the discharge of each Merchant’s obligations hereunder, or any other legal or equitable right or remedy. All rights, powers, and remedies of CFS in connection with this Agreement, including each Protection listed in Section 17, may be exercised at any time by CFS after the occurrence of an Event of Default, are cumulative and not exclusive, and will be in addition to any other rights, powers, or remedies provided by law or equity. In addition to the foregoing, in case any Event of Default occurs and is not waived, CFS will be entitled to the issuance of an injunction, restraining order, or other equitable relief in CFS’s favor, subject to court or arbitrator approval, restraining each Merchant’s accounts and/or receivables up to the amount due to CFS as a result of the Event of Default, and each Merchant will be deemed to have consented to the granting of an application for the same to any court or arbitral tribunal of competent jurisdiction without any prior notice to any Merchant or Guarantor and without CFS being required to furnish a bond or other undertaking in connection with the application.

I have read and agree to the terms and conditions set forth above:

Name:	ROBERT ALLAN CLARK II	Name:
Title:	Owner	Title:
Date:	11/02/2022	Date:	11/02/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

36.  Merchant’s Obligations Upon Default. Upon the occurrence of an Event of Default under this Agreement, Merchant shall be obliged to immediately deliver to CFS (i) the entire unpaid portion of the Receivables Purchased Amount; (ii) the Default Fee in the amount of $2,500.00, pursuant to Section 1, above; (iii) applicable NSF/Rejected ACH Fees, pursuant to Section 1, above; and (iii) as additional damages, reasonable costs and expenses in connection with CFS recovering the monies due to CFS from Merchant pursuant to this Agreement, including without limitation reasonable attorneys’ fees and disbursements (with such additional damages collectively referred to as “Reasonable Damages”). The parties agree that CFS shall not be required to itemize or prove its Reasonable Damages and that the fair value of the Reasonable Damages shall be calculated as forty percent (40%) of the undelivered portion of the Receivables Purchased Amount upon the occurrence of an Event of Default, or five thousand dollars ($5,000.00), whichever is greater. Merchant shall be obliged to pay the Reasonable Damages irrespective of whether CFS actually incurs such expenses. The entire sum due to CFS pursuant to this paragraph shall bear simple interest from the date on which the Event of Default occurred Date until it is paid in full or a judgment is entered, at the rate of 16% per annum (or the maximum rate permitted by applicable law if lower), and such interest shall accrue daily.

37.  Required Notifications. Each Merchant is required to give CFS written notice at least one day prior to any filing under Title 11 of the United States Code. Merchant(s) are required to give CFS at least seven days’ written notice prior to the closing of any sale of all or substantially all of any Merchant’s assets or stock.

38.  Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Merchant(s) shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of CFS, which consent may be withheld in CFS’s sole discretion. CFS may assign, transfer, or sell its rights under this Agreement, including, without limitation, its rights to receive the Receivables Purchased Amount, and its rights under Section 33 of this Agreement, the Guarantee, and any other agreement, instrument, or document executed in connection with the transactions contemplated by this Agreement (a “Related Agreement”), or delegate its duties hereunder or thereunder, either in whole or in part. From and after the effective date of any such assignment or transfer by CFS, whether or not any Merchant has actual notice thereof, this Agreement and each Related Agreement shall be deemed amended and modified (without the need for any further action on the part of any Merchant or CFS) such that the assignee shall be deemed a party to this Agreement and any such Related Agreement and, to the extent provided in the assignment document between CFS and such assignee (the “Assignment Agreement”), have the rights and obligations of CFS under this Agreement and such Related Agreements with respect to the portion of the Receivables Purchased Amount set forth in such Assignment Agreement, including but not limited to rights in the Receivables, Collateral and Additional Collateral, the benefit of each Guarantor’s guaranty regarding the full and prompt performance of every obligation that is a subject of the Guarantee, CFS’s rights under Section 17 of this Agreement (Protections Against Default), and to receive damages from any Merchant following a breach of this Agreement by any Merchant. In connection with such assignment, CFS may disclose all information that CFS has relating to any Merchant or its business. Each Merchant agrees to acknowledge any such assignment in writing upon CFS’s request.

39.  Notices. All notices, requests, consents, demands, and other communications hereunder to CFS shall be delivered by certified mail, return receipt requested, or by overnight delivery with signature confirmation addressed to 99 Wall Street, New York, NY 10005 and shall become effective only upon receipt. All notices, requests, consents, demands, and other communications hereunder to Merchant(s) and Guarantor(s) shall be delivered by certified mail, return receipt requested, or by overnight delivery with signature confirmation addressed to their addresses set forth in this Agreement and shall become effective only upon receipt. Written notice may also be given to any Merchant or Guarantor by e-mail to the E-mail Address listed on the first page of this Agreement. Each Merchant must set its spam or junk mail filter to accept e-mails sent by support@cobaltfunding.com and its domain. This Section is not applicable to service of process or notices in any legal proceedings.

40.  Binding Effect; Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of Merchant, CFS and their respective successors and assigns, except that Merchant shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of CFS which consent may be withheld in CFS’s sole discretion. CFS reserves the rights to assign this Agreement with or without prior written notice to Merchant. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall, if CFS elects, be instituted in any court sitting in the States of New York or Connecticut, (the “Acceptable Forums”). Merchant agrees that the Acceptable Forums are convenient to it and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Merchant waives any right to oppose any motion or application made by CFS to transfer such proceeding to an Acceptable Forum.

I have read and agree to the terms and conditions set forth above:

Name:	ROBERT ALLAN CLARK II	Name:
Title:	Owner	Title:
Date:	11/02/2022	Date:	11/02/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

41.  Forum Selection and Venue. Any litigation relating to this Agreement or involving CFS on one side and any Merchant or any Guarantor on the other must be commenced and maintained in any court located in the Counties of Nassau, Kings, Queens, New York, or Sullivan in the State of New York (the “Acceptable Forums”). The parties agree that the Acceptable Forums are convenient, submit to the jurisdiction of the Acceptable Forums, and waive any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, the parties waive any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. The parties agree that this Agreement encompasses the transaction of business within the City of New York. In addition to the Acceptable Forums, any action or proceeding to enforce a judgment or arbitration award against any Merchant or Guarantor or to restrain or collect any amount due to CFS may be commenced and maintained in any other court of competent jurisdiction.

42.  Jury Waiver. The parties agree to waive trial by jury in any dispute between them.

43.  Counterclaim Waiver. In any litigation or arbitration commenced by CFS, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.

44.  Statutes of Limitations. Each Merchant and each Guarantor agree that any claim that is not asserted against CFS within one year of its accrual will be time barred.

45.  Prejudgment and Postjudgment Interest. If CFS becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then CFS will be entitled to the recovery of prejudgment interest at a rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

46.  Class Action Waiver. CFS, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.

47.  PREJUDGMENT REMEDY WAIVER. EACH AND EVERY MERCHANT OR GUARANTOR OF THIS AGREEMENT AND EACH OTHER PERSON OR ENTITY WHO MAY BECOME LIABLE FOR ALL OR ANY PART OF THIS OBLIGATION, HEREBY ACKNOWLEDGE THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED UNDER CONNECTICUT GENERAL STATUTES SECTION 52- 278a TO 52-278m, INCLUSIVE, OR BY OTHER APPLICABLE LAW EACH AND EVERY MERCHANT OR GUARANTOR OF THIS AGREEMENT HEREBY WAIVE (A) ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER IN CONNECTION WITH ANY AND ALL PREJUDGMENT REMEDIES TO WHICH THE PURCHASER HEREOF MAY BECOME ENTITILED BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS AGREEMENT AND (B) ALL RIGHTS TO REQUEST THAT THE PURCHASER HEREOF POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT SAID MERCHANT OR GURANTOR AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY THE PURCHASER HEREOF BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS AGREEMENT.

48.  Arbitration. Any action or dispute relating to this Agreement or involving CFS on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, will, at the option of any party to such action or dispute, be determined by arbitration before a single arbitrator. The arbitration will be administered either by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, or by Mediation & Commercial Arbitration, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.mcarbitration.org. Once an arbitration is initiated with one of these arbitral forums, it must be maintained exclusively before that arbitral forum and the other arbitral forum specified herein may not be used. Any arbitration relating to this Agreement must be conducted in the Counties of Nassau, New York, Queens, or Kings in the State of New York. Notwithstanding any provision of any applicable arbitration rules, any witness in an arbitration who does not reside in or have a place for the regular transaction of business located in New York City or the Counties of Nassau, Suffolk, or Westchester in the State of New York will be permitted to appear and testify remotely by telephone or video conferencing. In case any Event of Default occurs and is not waived, each Merchant and each Guarantor consents to CFS making an application to the arbitrator, without notice to any Merchant or any Guarantor, for the issuance of an injunction, restraining order, or other equitable relief in CFS’s favor, subject to court or arbitrator approval, restraining each Merchant’s accounts and/or receivables up to the amount due to CFS as a result of the Event of Default.

I have read and agree to the terms and conditions set forth above:

Name:	ROBERT ALLAN CLARK II	Name:
Title:	Owner	Title:
Date:	11/02/2022	Date:	11/02/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

Each Merchant acknowledges and agrees that this Agreement is the product of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, and that the transactions contemplated under this Agreement will be made by wire transfer and ACH, which are also instrumentalities of interstate commerce, and that this Agreement therefore evidences a transaction affecting interstate commerce. Accordingly, notwithstanding any provision in this Agreement to the contrary, all matters of arbitration relating to this Agreement will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under Article 75 of the New York Civil Practice Law and Rules. The arbitration agreement contained in this Section may also be enforced by any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of CFS.

49.  Service of Process. Merchant hereby agrees and consents that the mailing or emailing of any process required by any such court will constitute valid and lawful service of process against each Merchant without the necessity for service by any other means provided by statute or rule of court, but without invalidating service performed in accordance with such other provisions. Such mailing of process shall be made via certified mail to the Contact Address shown on Page 1 of this Agreement and if more than one Contract Address is provided, then to any one of such address; and such emailing shall be made by emailing a copy of the process as an attachment to the email address(es) shown on Page 1 of this Agreement. Merchant agrees that the service of such process and any legal papers served subsequently thereafter shall be deemed complete upon such mailing or transmission of such email irrespective of whether such mailing or email is actually received by each Merchant and Guarantor. Merchant agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed or emailed to the Contact Address or email address set forth on Page 1 of this Agreement if they do not furnish a certified mail return receipt signed by CFS demonstrating that CFS was provided with notice of a change in the Contact Address or email address.

50.  Survival of Representation, etc. All representations, warranties, and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.

51.  Waiver. No failure on the part of CFS to exercise, and no delay in exercising, any right under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

52.  Independent Sales Organizations/Brokers. Each Merchant and each Guarantor acknowledge that it may have been introduced to CFS by or received assistance in entering into this Agreement or its Guarantee from an independent sales organization or broker (“ISO”). Each Merchant and each Guarantor agree that any ISO is separate from and is not an agent or representative of CFS. Each Merchant and each Guarantor acknowledge that CFS is not bound by any promises or agreements made by any ISO that are not contained within this Agreement. Each Merchant and each Guarantor exculpate from liability and agree to hold harmless and indemnify CFS and its officers, directors, members, shareholders, employees, and agents from and against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by any Merchant or any Guarantor resulting from any act or omission by any ISO. Each Merchant and each Guarantor acknowledge that any fee that they paid to any ISO for its services is separate and apart from any payment under this Agreement. Each Merchant and each Guarantor acknowledge that CFS does not in any way require the use of an ISO and that any fees charged by any ISO are not required as a condition or incident to this Agreement.

53.  Modifications; Agreements. No modification, amendment, waiver, or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all parties.

54.  Severability. If any provision of this Agreement is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Agreement is deemed void, all other provisions will remain in effect.

55.  Headings. Headings of the various articles and/or sections of this Agreement are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

56.  Attorney Review. Each Merchant acknowledges that it has had an opportunity to review this Agreement and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so.

I have read and agree to the terms and conditions set forth above:

Name:	ROBERT ALLAN CLARK II	Name:
Title:	Owner	Title:
Date:	11/02/2022	Date:	11/02/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

57.  Entire Agreement. This Agreement, inclusive of all addenda, if any, executed simultaneously herewith constitutes the full understanding of the parties to the transaction herein and may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Agreement and any other document preceding it, this Agreement will govern. This Agreement does not affect any previous agreement between the parties unless such an agreement is specifically referenced herein. This Agreement will not be affected by any subsequent agreement between the parties unless this Agreement is specifically referenced therein.

58.  Counterparts; Fax and Electronic Signatures. This Agreement may be executed electronically and in counterparts. Facsimile and electronic copies of this Agreement will have the full force and effect of an original.

SIGNATURES TO FOLLOW ON NEXT PAGE

I have read and agree to the terms and conditions set forth above:

Name:	ROBERT ALLAN CLARK II	Name:
Title:	Owner	Title:
Date:	11/02/2022	Date:	11/02/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS AGREEMENT

FOR THE MERCHANT/OWNER (#1)

ROBERT ALLAN CLARK II	Owner
Print Name	Title	Signature

SS#:	###-##-####	Driver License Number:	C462761771000

FOR THE MERCHANT/OWNER (#2)

Print Name	Title	Signature

SS#:	Driver License Number:

Approved for Cobalt Funding Solutions by:

STANDARD MERCHANT CASH ADVANCE AGREEMENT

GUARANTEE

G1. Personal Guarantee of Performance. This is a personal guaranty of performance, dated 11/02/2022, of the Standard Merchant Cash Advance Agreement, dated 11/02/2022 (“Agreement”), inclusive of all addenda, if any, executed simultaneously therewith, by and between Cobalt Funding Solutions(“CFS”) and All Merchants Listed in “Merchant List” Addendum (“Merchant”). Each undersigned Guarantor hereby guarantees each Merchant’s performance of all of the representations, warranties, and covenants made by each Merchant to CFS in the Agreement, inclusive of all addenda, if any, executed simultaneously herewith, as the Agreement may be renewed, amended, extended, or otherwise modified (the “Guaranteed Obligations”). Each Guarantor’s obligations are due at the time of any breach by any Merchant of any representation, warranty, or covenant made by any Merchant in the Agreement.

G2. Communications. CFS may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Guarantor gives CFS permission to call or send a text message to any telephone number given to CFS in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Guarantor also gives CFS permission to communicate such information to them by e-mail. Each Guarantor agrees that CFS will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Guarantor acknowledges that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that CFS has no liability for any such charges.

G3. Guarantor Waivers. If CFS considers any Event of Default to have taken place under the Agreement, then CFS may enforce its rights under this Guarantee without first seeking to obtain payment from any Merchant, any other guarantor, or any Collateral, Additional Collateral, or Cross-Collateral CFS may hold pursuant to this Guarantee or any other agreement or guarantee. CFS does not have to notify any Guarantor of any of the following events and Guarantor(s) will not be released from its obligations under this Guarantee even if it is not notified of: (i) any Merchant’s failure to pay timely any amount owed under the Agreement; (ii) any adverse change in any Merchant’s financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) CFS’s acceptance of the Agreement with any Merchant; and (v) any renewal, extension, or other modification of the Agreement or any Merchant’s other obligations to CFS. In addition, CFS may take any of the following actions without releasing any Guarantor from any obligations under this Guarantee: (i) renew, extend, or otherwise modify the Agreement or any Merchant’s other obligations to CFS; (ii) if there is more than one Merchant, release a Merchant from its obligations to CFS such that at least one Merchant remains obligated to CFS; (iii) sell, release, impair, waive, or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under the Agreement. Until the Receivables Purchased Amount and each Merchant’s other obligations to CFS under the Agreement and this Guarantee are paid in full, each Guarantor shall not seek reimbursement from any Merchant or any other guarantor for any amounts paid by it under the Agreement. Each Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against any Merchant, any other guarantor, or any collateral provided by any Merchant or any other guarantor, for any amounts paid by it or acts performed by it under this Guarantee: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution.

G4. Joint and Several Liability. The obligations hereunder of the persons or entities constituting each Guarantor under this Guarantee are joint and several.

G5. Injunctive Relief. In case any Event of Default occurs and is not waived, CFS will be entitled to the issuance of an injunction, restraining order, or other equitable relief in CFS’s favor, subject to court or arbitrator approval, restraining each Guarantor’s accounts and/or receivables up to the amount due to CFS as a result of the Event of Default, and each Guarantor will be deemed to have consented to the granting of an application for the same to any court or arbitral tribunal of competent jurisdiction without any prior notice to any Merchant or Guarantor and without CFS being required to furnish a bond or other undertaking in connection with the application.

I have read and agree to the terms and conditions set forth above:

Name:	ROBERT ALLAN CLARK II	Name:
Title:	Owner	Title:
Date:	11/02/2022	Date:	11/02/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

G6. Binding Effect; Governing Law, Venue and Jurisdiction. This Agreement and Guarantee shall be binding upon and inure to the benefit of Merchant, or any Guarantor, CFS and their respective successors and assigns, except that Merchant or any Guarantor, shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of CFS which consent may be withheld in CFS’s sole discretion. CFS reserves the rights to assign this Agreement with or without prior written notice to Merchant or any Guarantor. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall, if CFS elects, be instituted in any court sitting in the States of New York or Connecticut, (the “Acceptable Forums”). Merchant or any Guarantor, agree that the Acceptable Forums are convenient to it and submits to the jurisdiction of the Acceptable Forums and waive any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Merchant or any Guarantor, waive any right to oppose any motion or application made by CFS to transfer such proceeding to an Acceptable Forum.

G7. Jury Waiver. Each Guarantor agrees to waive trial by jury in any dispute with CFS.

G8. Counterclaim Waiver. In any litigation or arbitration commenced by CFS, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.

G9. Statutes of Limitations. Each Merchant and each Guarantor agree that any claim that is not asserted against CFS within one year of its accrual will be time barred.

G10. Costs & Legal Fees. Each Merchant and each Guarantor must pay all of CFS’s reasonable costs associated with a breach by any Merchant of the covenants in this Agreement or this Guarantee and the enforcement thereof as set forth in the Agreement

G11. Prejudgment and Postjudgment Interest. If CFS becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then CFS will be entitled to the recovery of prejudgment interest at a rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.

G12. If CFS prevails in any litigation or arbitration with any Merchant or any Guarantor, then that Merchant and/or Guarantor must pay CFS’s reasonable attorney fees, which may include a contingency fee of up to 40% of the amount claimed.

G13. Class Action Waiver. CFS, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.

G14. - PREJUDGMENT REMEDY WAIVER. EACH AND EVERY MERCHANT OR GUARANTOR OF THIS AGREEMENT AND EACH OTHER PERSON OR ENTITY WHO MAY BECOME LIABLE FOR ALL OR ANY PART OF THIS OBLIGATION, HEREBY ACKNOWLEDGE THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED UNDER

CONNECTICUT GENERAL STATUTES SECTION 52- 278a TO 52-278m, INCLUSIVE, OR BY OTHER APPLICABLE LAW EACH AND EVERY MERCHANT OR GUARANTOR OF THIS AGREEMENT HEREBY WAIVE (A) ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER IN CONNECTION WITH ANY AND ALL PREJUDGMENT REMEDIES TO WHICH THE PURCHASER HEREOF MAY BECOME ENTITILED BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS AGREEMENT AND (B) ALL RIGHTS TO REQUEST THAT THE PURCHASER HEREOF POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT SAID MERCHANT OR GURANTOR AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY THE PURCHASER HEREOF BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS AGREEMENT.

I have read and agree to the terms and conditions set forth above:

Name:	ROBERT ALLAN CLARK II	Name:
Title:	Owner	Title:
Date:	11/02/2022	Date:	11/02/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

G15. Arbitration. Any action or dispute relating to this Agreement or this Guarantee or involving CFS on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, will, at the option of any party to such action or dispute, be determined by arbitration before a single arbitrator. The arbitration will be administered either by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, or by Mediation & Commercial Arbitration, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.mcarbitration.org. Once an arbitration is initiated with one of these arbitral forums, it must be maintained exclusively before that arbitral forum and the other arbitral forum specified herein may not be used. Any arbitration relating to this Agreement or this Guarantee must be conducted in the Counties of Nassau, New York, Queens, or Kings in the State of New York. Notwithstanding any provision of any applicable arbitration rules, any witness in an arbitration who does not reside in or have a place for the regular transaction of business located in New York City or the Counties of Nassau, Suffolk, or Westchester in the State of New York will be permitted to appear and testify remotely by telephone or video conferencing. In case any

Event of Default occurs and is not waived, each Guarantor consents to CFS making an application to the arbitrator, without notice to any Merchant or any Guarantor, for the issuance of an injunction, restraining order, or other equitable relief in CFS’s favor, subject to court or arbitrator approval, restraining each Guarantor’s accounts and/or receivables up to the amount due to CFS as a result of the Event of Default.

Each Guarantor acknowledges and agrees that the Agreement and this Guarantee are the product of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, and that the transactions contemplated under the Agreement and this Guarantee will be made by wire transfer and ACH, which are also instrumentalities of interstate commerce, and that the Agreement and this Guarantee therefore evidence a transaction affecting interstate commerce. Accordingly, notwithstanding any provision in the Agreement or this Guarantee to the contrary, all matters of arbitration relating to the Agreement or this Guarantee will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under Article 75 of the New York Civil Practice Law and Rules. The arbitration agreement contained in this Section may also be enforced by any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of CFS.

G16. Service of Process. Guarantor hereby agrees and consents that the mailing or emailing of any process required by any such court will constitute valid and lawful service of process against each Guarantor without the necessity for service by any other means provided by statute or rule of court, but without invalidating service performed in accordance with such other provisions. Such mailing of process shall be made via certified mail to the Contact Address shown on Page 1 of this Agreement and if more than one Contract Address is provided, then to any one of such address; and such emailing shall be made by emailing a copy of the process as an attachment to the email address(es) shown on Page 1 of this Agreement. Guarantor agrees that the service of such process and any legal papers served subsequently thereafter shall be deemed complete upon such mailing or transmission of such email irrespective of whether such mailing or email is actually received by each Merchant and Guarantor. Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed or emailed to the Contact Address or email address set forth on Page 1 of this Agreement if they do not furnish a certified mail return receipt signed by CFS demonstrating that CFS was provided with notice of a change in the Contact Address or email address.

G17. Severability. If any provision of this Guarantee is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Guarantee is deemed void, all other provisions will remain in effect.

G18. Survival. The provisions of Sections G2, G3, G4, G5, G6, G7, G8, G9, G10, G11, G12, G13, G14, G15, G16, G17, G18, G19, G20, G21, and G22 shall survive any termination of this Guarantee.

G19. Headings. Headings of the various articles and/or sections of this Guarantee are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

G20. Attorney Review. Each Guarantor acknowledges that it has had an opportunity to review this Guarantee, the Agreement, and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so.

G21. Entire Agreement. This Guarantee, inclusive of all addenda, if any, executed simultaneously herewith may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Guarantee and any other document preceding it, this Guarantee will govern. This Guarantee does not affect any previous agreement between the parties unless such an agreement is specifically referenced in the Agreement or herein. This Guarantee will not be affected by any subsequent agreement between the parties unless this Guarantee is specifically referenced therein.

G22. Counterparts; Fax and Electronic Signatures. This Guarantee may be executed electronically and in counterparts. Facsimile and electronic copies of this Guarantee will have the full force and effect of an original.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE “STANDARD MERCHANT CASH ADVANCE AGREEMENT”, INCLUDING THE “TERMS AND CONDITIONS”, ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS GUARANTEE. CAPITALIZED TERMS NOT DEFINED IN THIS GUARANTEE SHALL HAVE THE MEANING SET FORTH IN THE STANDARD MERCHANT CASH ADVANCE AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

SIGNATURES TO FOLLOW ON NEXT PAGE

I have read and agree to the terms and conditions set forth above:

Name:	ROBERT ALLAN CLARK II	Name:
Title:	Owner	Title:
Date:	11/02/2022	Date:	11/02/2022

STANDARD MERCHANT CASH ADVANCE AGREEMENT

THE UNDERSIGNED HEREBY ACCEPT THE TERMS OF THIS GUARANTEE

FOR THE MERCHANT/OWNER (#1)

ROBERT ALLAN CLARK II	Owner
Print Name	Title	Signature

SS#:	###-##-####	Driver License Number:	C462761771000

FOR THE MERCHANT/OWNER (#2)

Print Name	Title	Signature

SS#:	Driver License Number:

STANDARD MERCHANT CASH ADVANCE AGREEMENT

ADDENDUM TO STANDARD MERCHANT CASH ADVANCE AGREEMENT FOR ESTIMATED PAYMENTS

This is an Addendum, dated 11/02/2022, to the Standard Merchant Cash Advance Agreement (“Agreement”), dated 11/02/2022, between Cobalt Funding Solutions (“CFS”) and All Merchants Listed in “Merchant List” Addendum (“Merchant”). This Addendum incorporates the Agreement by reference. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement.

Instead of debiting the 15% Specified Percentage of Merchant’s Receivables, CFS may instead debit $1,725.00(“Estimated Payment”) from the Account every day. The Estimated Payment is intended to be an approximation of no more than the Specified Percentage.

Any Merchant may give written notice to CFS requesting that CFS conduct a reconciliation in order to ensure that the amount that CFS has collected equals the Specified Percentage of Merchant(s)’s Receivables under this Agreement. Any Merchant may give written notice requesting a reconciliation. A request for reconciliation may also be made by e-mail to support@cobaltfunding.com and such notice will be deemed to have been received if and when CFS sends a reply e-mail (but not a read receipt). If such reconciliation determines that CFS collected more than it was entitled to, then within seven days thereafter, CFS will credit to the Account all amounts to which CFS was not entitled and decrease the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation. If such reconciliation determines that CFS collected less than it was entitled to, then within seven days thereafter, CFS will debit from the Account all additional amounts to which CFS was entitled and increase the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation, with the increase being subject to any Cap in place on collections. In order to effectuate this reconciliation, any Merchant must produce with its request the login and password for the Account and any and all bank statements and merchant statements covering the period from the date of this Agreement through the date of the request for a reconciliation. CFS will complete each such reconciliation within two business days after receipt of a written request for one accompanied by the information and documents required for it. Nothing herein limits the amount of times that such a reconciliation may be requested.

FOR THE MERCHANT/OWNER (#1)

ROBERT ALLAN CLARK II	Owner
Print Name	Title	Signature

FOR THE MERCHANT/OWNER (#2)

Print Name	Title	Signature

ADDENDUM TO STANDARD MERCHANT CASH ADVANCE AGREEMENT FOR ADDITIONAL FEES

This is an Addendum, dated 11/02/2022, to the Standard Merchant Cash Advance Agreement (“Agreement”), dated 11/02/2022, between Cobalt Funding Solutions (“CFS”) and All Merchants Listed in “Merchant List” Addendum (“Merchant”). This Addendum incorporates the Agreement by reference. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement.

Each Merchant may be held responsible for an NSF/ Rejected ACH Fee of $50.00 for each time an ACH debit to the Account by CFS is returned or otherwise rejected. No Merchant will be held responsible for such a fee if any Merchant gives CFS advance notice of no more than one business day in advance that the Account has insufficient funds to be debited by CFS and no Merchant is otherwise in default of the terms of the Agreement. Each such fee may be deducted from any payment collected by CFS or may be collected in addition to any other payment collected by CFS under this Agreement.

FOR THE MERCHANT/OWNER (#1)

ROBERT ALLAN CLARK II	Owner
Print Name	Title	Signature

FOR THE MERCHANT/OWNER (#2)

Print Name	Title	Signature

DECLARATION OF ORDINARY COURSE OF BUSINESS

Each undersigned hereby declares the following:

1. I am duly authorized to sign the Standard Merchant Cash Advance Agreement (“Agreement”), dated 11/02/2022 between Cobalt Funding Solutions (“CFS”) and All Merchants Listed in “Merchant List” Addendum (“Merchant”) on behalf of Merchant.

2. This Declaration incorporates by reference the Agreement and every addendum to it.

3. I acknowledge that I am authorized to sign the Agreement and every addendum to it on behalf of each Merchant.

4. I acknowledge that I had sufficient time to review the Agreement and every addendum to it before signing it.

5. I acknowledge that I had an opportunity to seek legal advice from counsel of my choosing before signing the Agreement and every addendum to it.

6. I acknowledge that each Merchant is entering into the Agreement voluntarily and without any coercion.

7. I acknowledge that each Merchant is entering into the Agreement in the ordinary course of its business.

8. I acknowledge that the payments to be made from any Merchant to CFS under the Agreement are being made in the ordinary course of each Merchant’s business.

9. I DECLARE UNDER PENALTY OF PERJURY THAT THE FOREGOING IS TRUE AND CORRECT.

Executed on	11/02/2022
(Date)

FOR THE MERCHANT/OWNER (#1)

ROBERT ALLAN CLARK II	Owner
Print Name	Title	Signature

FOR THE MERCHANT/OWNER (#2)

Print Name	Title	Signature

BANK INFORMATION

Dear Merchant,

Thank you for accepting this offer from Cobalt Funding Solutions. We look forward to being your funding partner.

You authorize Cobalt Funding Solutions to collect the Receivables Purchased Amount under this Agreement by ACH debiting your bank account with the bank listed below.

Cobalt Funding Solutions will require viewing access to your bank account, each business day.

Cobalt Funding Solutions will also require viewing access to your bank account, prior to funding, as part of our underwriting process. Please fill out the form below with the information necessary to access your account.

* Be sure to indicate capital or lower case letters.

Name of Bank:	Wells Fargo
Name of account:	Kona Gold
Account number:	2283172399
Routing number:	063107513
Bank Portal Website:
Username:
Password:
Security Question/Answer 1:
Security Question/Answer 2:
Security Question/Answer 3:
Any other information necessary to access your account:

Please note: In the event that we are unable to access your account, we will take a daily estimated payment. If you have any questions, please feel free to contact us directly at (202) 733-4200.

Please complete the full reference page for funding.

Merchant / Owner (#1)	Merchant / Owner (#2)
Name: Jay Fisher	Name:
Phone: 864-386-5070	Phone:
Email: jay@covertcarts.com	Email:

Business Reference (#1)

Name	Josh Riskind
Company	Echo Logisitics
Phone	800-354-7993

Business Reference (#1)

Name	John Plata
Company	Flock Frieight
Phone	858-263-1790

Personal Reference

Name	Jeremy Stewart
Company	Curri Real Estate
Phone	321-626-5821

Emergency Contact

Name	Lori Radcliffe
Relation	Colleague
Phone	321-652-4057

ADDENDUM TO STANDARD MERCHANT CASH ADVANCE AGREEMENT – MERCHANT LIST

This is an Addendum, dated 11/02/2022, to the Standard Merchant Cash Advance Agreement ("Agreement") of Cobalt Funding Solutions ("CFS"), 11/02/2022. This Addendum incorporates the Agreement by reference. Each Contact Address set forth in this Addendum will be treated as if it is set forth as a Contact Address on Page 1 of the Agreement. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement.

The following entities and/or sole proprietorships will be a Merchant under the Agreement:

Merchant #1's Legal Name: KONA GOLD BEVERAGE INC

D/B/A:	KONA GOLD BEVERAGE			Fed ID #:	20-1915692		
Type of Entity:	Corporation						
Business Address:	746 North Drive STE A	City:	Melbourne	State:	FL	Zip:	32934
Contact Address:	7823 Desmond Avenue	City:	Melbourne	State:	FL	Zip:	32940

FOR THE MERCHANT(#1)

By: ROBERT ALLAN CLARK II, Owner (Print Name and Title) — Robert Clark (Signature)

Merchant #2's Legal Name: GOLD LEAF DISTRIBUTION LLC

D/B/A:	GOLD LEAF DISTRIBUTION			Fed ID #:	TAX ID: 83-3550923		
Type of Entity:	LLC						
Business Address:	,	City:		State:		Zip:	
Contact Address:	7823 Desmond Avenue, Melbourne, FL 32940	City:	Melbourne	State:	FL	Zip:	32940

FOR THE MERCHANT(#2)

By: ROBERT ALLAN CLARK II, Owner (Print Name and Title) — Robert Clark (Signature)

Merchant #3's Legal Name: KONA GOLD LLC

D/B/A:	KONA GOLD			Fed ID #:			
Type of Entity:	LLC						
Business Address:	,	City:		State:		Zip:	
Contact Address:	7823 Desmond Avenue, Melbourne, FL 32940	City:	Melbourne	State:	FL	Zip:	32940

FOR THE MERCHANT(#3)

By: ROBERT ALLAN CLARK II, Owner (Print Name and Title) — Robert Clark (Signature)